Santander Consumer USA Holdings Inc. 2Q14 Investor Presentation

IMPORTANT INFORMATION 2 Forward-Looking Statements This presentation may contain forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions, or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends,” and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions, and uncertainties that could cause actual results to differ materially from those expressed in them. SCUSA’s actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors more fully described under the caption “Risk Factors” and elsewhere in the annual report on Form 10-K and/or quarterly reports on Form 10-Q filed by SCUSA with the Securities and Exchange Commission. Any or all of our forward-looking statements in this presentation may turn out to be inaccurate. The inclusion of this forward-looking information should not be regarded as a representation that the future plans, estimates, or expectations contemplated by SCUSA will be achieved. SCUSA has based these forward-looking statements largely on SCUSA’s current expectations and projections about future events and financial trends that SCUSA believes may affect SCUSA’s financial condition, results of operations, business strategy, and financial needs. There are important factors that could cause SCUSA’s actual results, level of activity, performance, or achievements to differ materially from the results, level of activity, performance, or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: (1) adverse economic conditions in the United States and worldwide may negatively impact SCUSA’s results; (2) SCUSA’s business could suffer if its access to funding is reduced; (3) SCUSA faces significant risks implementing its growth strategy, some of which are outside SCUSA’s control; (4) SCUSA’s agreement with Chrysler Group LLC may not result in currently anticipated levels of growth and is subject to certain performance conditions that could result in termination of the agreement; (5) SCUSA’s business could suffer if it is unsuccessful in developing and maintaining relationships with automobile dealerships; (6) SCUSA’s financial condition, liquidity, and results of operations depend on the credit performance of SCUSA’s loans; (7) loss of SCUSA’s key management or other personnel, or an inability to attract such management and personnel, could negatively impact SCUSA’s business; (8) future changes in SCUSA’s relationship with Banco Santander, S.A. could adversely affect SCUSA’s operations; and (9) SCUSA operates in a highly regulated industry and continually changing federal, state, and local laws and regulations could materially adversely affect SCUSA’s business.

AGENDA Highlights 3 Appendix: Business Fundamentals Supplement Strategy and Business Appendix: Financials and Supplemental Information Results

4

2Q14: HIGHLIGHTS

Robust Financial Performance

- Second quarter net income of $246.5 million[1], or $0.69 per diluted common share
  - Net income attributable to SCUSA shareholders for second quarter 2013 of $181.9 million, or $0.53 per diluted common share
- Second quarter ROA and ROE of 3.4% and 33.0%
- SCUSA continues to generate profitable growth

Strong Originations

- Second quarter volume, including assets originated for others totaled $6.7 billion
  - More than $2.6 billion in Chrysler retail loans and $1.2 billion in Chrysler leases originated for our own portfolio
- Total originations up 65 percent for the first half of 2014 versus 2013
- Continued demand for assets; serviced for others portfolio growth of 76% this year to $8.0 billion from $4.5 billion at the end of 2013

Sophisticated Risk Management

- Focused on balance sheet management and risk-adjusted returns
  - Tightened loan structures leading to reducing capture rates in Q2
  - Q2 Chrysler Capital penetration rate of 31% versus 38% in Q1; still expect to achieve year two penetration target of 44%
- Positive long-term originations outlook as evolving underwriting models drive smarter credit decisions

Capital Markets Expertise

- Forward flow agreement signed with Citizens Bank of Pennsylvania with a total commitment of up to $7.2 billion over three years
- Two new public securitizations totaling $2.6 billion
- Loan and lease sales totaling $1.8 billion, including to our affiliate Santander Bank, N.A.
- Resolved SDART 2013-5 ABS distribution issue efficiently
  - Validated our strength and experience as servicer

Stable Credit Performance

- Allowance to loans ratio increased moderately to 11.6% from 11.0% quarter-over-quarter, driven by forward-looking provision methodology and seasonality as further described on slide 22
- Current performance consistent with typical seasonality curves, and continues to be stable

Technology and Operations

- Real-Time Call Monitoring integrated into all dialing systems, alerting managers to real-time compliance issues, reducing complaints
- Completed a $10 million data center upgrade, which provides greater control over technologies, processes and costs

[1] GAAP Income

Santander CONSUMER USA

5 2Q14: PERFORMANCE 1 Yield on Earning Assets (%) is defined as the ratio of the sum of Interest on finance receivables and loans and Leased vehicle income, net of leased vehicle expense, to Average gross finance receivables, loans and leases 2 Efficiency ratio (%) is defined as the ratio of Operating expenses to the sum of Net finance and other interest income and Other income 3 Q1 2014 adjusted for $75.8 million non-recurring stock compensation and other IPO-related expenses; reconciliation on slide 31 4 See reconciliation on slide 31 Three Months Ended June 30, 2014 March 31, 2014 June 30, 2013 Yield on Earning Assets1 (%) 16.0% 16.6% 17.5% Cost of Debt (%) 2.0% 2.0% 1.9% Efficiency Ratio2 (%) 17.4% 16.9%3 19.6% Diluted EPS ($) $0.69 $0.443 $0.53 Return on Average Assets (%) 3.4% 2.3%3 3.5% Return on Average Equity (%) 33.0% 22.4%3 29.5% Net Charge-off Ratio (%) 5.8% 6.4% 4.2% Key Metrics & Ratios End of Period June 30, 2014 March 31, 2014 June 30, 2013 Delinquency Ratio (%) 3.8% 3.1% 3.5% Loan Loss Allowance to.Loans (%) 11.6% 11.0% 9.4% Tangible Common Equity to Tangible Assets (%)4 10.0% 9.7% 10.3%

2Q14: CCAR AND COMPLIANCE 6 » SCUSA will not pay dividends until the Federal Reserve issues a non-objection following the submission of SHUSA’s (Santander’s U.S. Holding Company) capital plan or issues a written non-objection to the payment of a dividend by SCUSA » Consistent with the 8-K filed June 12, 2014 by SCUSA, management estimates the need to add approximately 100 full time employees related, directly and indirectly, to regulatory compliance, including CCAR » Twenty positions have been identified as being specific to CCAR » The majority of these positions have been filled Effects of SHUSA CCAR Objection » Coordination with our parent company, SHUSA, and the submission by SHUSA of its 2015 CCAR will be critical » In addition to SCUSA’s efficient platform and core competency in compliance, the company is working diligently to continue to enhance the enterprise risk, CCAR, and compliance processes » Continue to strengthen our compliance core by further embedding systemic internal controls throughout the organization Commitment to Compliance Excellence Leveraging our compliance DNA and 14 years of bank ownership and oversight to excel in the current regulatory environment

AGENDA Highlights 7 Appendix: Business Fundamentals Supplement Strategy and Business Appendix: Financials and Supplemental Information Results

SCUSA OVERVIEW 8 » Santander Consumer USA Holdings Inc. (NYSE: SC) (“SCUSA”) is approximately 60.5 percent owned by Santander Holdings USA, Inc., a wholly-owned subsidiary of Banco Santander, S.A. (NYSE: SAN)1 » SCUSA is a full-service, technology-driven consumer finance company focused on vehicle and unsecured consumer lending and third-party servicing » Historically focused on nonprime markets; established and growing presence in prime and lease » Approximately 4,300 employees across multiple locations in the U.S. 1 As of June 30, 2014 2 Chrysler Capital is a dba of SCUSA » Our strategy is to continue to leverage our efficient, scalable infrastructure and data to underwrite, originate and service consumer assets while controlling balance sheet growth » Focus on optimizing the mix of retained assets vs. assets that are sold and serviced for others » Growing presence in prime markets through Chrysler Capital2 and in unsecured consumer lending » Efficient funding through third parties and Santander Strategy SCUSA’s fundamentals are strong, and the company is focused on maintaining disciplined underwriting standards to deliver strong returns, robust profitability, and value to its shareholders

SCUSA TODAY 9 » Originate and refinance loans via SCUSA’s branded online platform, RoadLoans.com » Active relationships with more than 17,000 franchised automotive dealers throughout the United States » Originate loans through selected independent dealers, regional banks and OEMs, Chrysler being our main OEM relationship Direct Auto Finance Indirect Auto Finance and OEM Relationships Vehicle Finance » Finance third-party receivables for installment consumer products, via retailers, primarily LendingClub » Leverage relationship with a lending technology company that enables SCUSA to facilitate private-label credit cards to underserved markets, via retailers » Finance third-party receivables for revolving consumer products primarily though Bluestem Installment Revolving Unsecured Consumer Lending » Proprietary systems leverage SCUSA’s knowledge of consumer behavior across the full credit spectrum, and enable the company to effectively price, manage and monitor risk » Strengthened scalability evidenced by acquisitions and/or conversions and originations of more than $82BN of assets since 2008 Origination & Servicing Platforms

Chrysler Capital Overview Chrysler Relationship Highlights » 10-year private-label agreement, effective May 1, 2013 » 2,600 dealerships in the U.S.1 » Products include: Retail loans, lease and dealer lending » Chrysler subvention dollars enhance access to prime and nonprime customers » Ability to sell higher quality loans with lower margins and retain servicing increases servicing revenue Since its May 1, 2013 launch, Chrysler Capital has originated approximately $13.6 billion in retail loans and more than $4.8 billion in leases, and facilitated the origination of more than $1.2 billion in leases and dealer loans originations for an affiliate2 1 Source: Chrysler Company filings and Ward Automotive Reports as published by the U.S. Department of Commerce, Bureau of Economic Analysis 2 As of June 30, 2014 CHRYSLER CAPITAL 10

AGENDA Highlights 11 Appendix: Business Fundamentals Supplement Strategy and Business Appendix: Financials and Supplemental Information Results

ORIGINATION TRENDS

12

Originations
(in thousands)

	Three Months Ended		
	June 30, 2013	March 31, 2014	June 30, 2014
SCUSA VOLUME			
Retail Installment Contracts	$4,724,130	$5,612,636	$4,526,701
Unsecured Consumer Loans[2]	$388,698	$107,902	$262,617
Receivables from Dealers[3]	$99,664	$14,823	$17,806
Leases[3]	$491,244	$1,211,999	$1,279,038
Subtotal - SCUSA	$5,703,736	$6,947,360	$6,086,162
Originations for an affiliate	-	$390,421	$595,205
Total Originations	**$5,703,736**	**$7,337,781**	**$6,681,367**

Total Serviced Portfolio[1]
(in thousands)



Owned and Serviced
Serviced for Others
53%
$24,171,612
$2,228,253
$21,943,359
$34,134,041
$6,231,150
$27,902,891
$37,093,368
$7,977,331
$29,116,037
June 30, 2013
March 31, 2014
June 30, 2014

SCUSA retains servicing on loans sold to third parties and affiliates, facilitated for affiliates, through bulk sales, flow programs and securitizations[4]

SCUSA continued to produce strong origination volume during the second quarter, originating and facilitating the origination of approximately $6.7 billion in consumer loans and leases

[1] US GAAP and does not include loans owned by SCUSA serviced by others; numbers are gross
[2] Terms of the Bluestem agreement require SCUSA to purchase certain new advances originated by Bluestem, along with existing balances on accounts with new advances
[3] Excludes originations facilitated for an affiliate
[4] Securitizations sold through the residual are accounted for as sales

Santander CONSUMER USA

$171 $176 $203 $199 $211 19.6% 18.0% 19.2% 16.9% 17.4% Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Operating Expenses Efficiency Ratio $120 13 INCOME & OPERATING EXPENSES $818 $901 $954 $1,043 $1,076 $181 $112 $114 $81 $246 15.8% 14.9% 14.6% 14.8% 14.3% Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Net Finance and Other Interest Income Net Income Net Interest Margin Highlights » In an environment of continued competition, SCUSA continues to produce steady returns, with second quarter net finance and other interest income increasing by $33 million, or 3 percent, from last quarter, and $258 million, or 32 percent, from second quarter 2013 » SCUSA continues to demonstrate industry-leading efficiency, despite increases in expenses due to the evolving regulatory environment 1 Q1 2014 core net income and operating expenses adjusted for $119.8 pre-tax ($75.8 after-tax) million non-recurring stock compensation and other IPO-related expenses; reconciliation on slide 31 $319 1 Income ($ in millions) 1 Expenses and Efficiency Ratio ($ in millions) $76 $157 1

$408 $598 $629 $699 $589 $218 $371 $494 $407 $379 4.2% 6.4% 8.1% 6.4% 5.8% Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Provision Expense Net Charge-offs Net Charge-off Ratio CREDIT 14 ($ in millions) » 31-60 and 61+ delinquency trends came in higher in the second quarter 2014 compared to the first quarter, and net charge-off ratio came in slightly lower in the same periods, mostly because the rate at which the portfolio is growing has stabilized in comparison to the rapid growth incurred while ramping up the Chrysler Capital business during this time last year » Provision expense has decreased quarter-over-quarter due to lower retained volume than in the previous quarter » Seasonality1 becomes apparent in the second quarter provision numbers, as months coverage of approximately 17 months spans over the seasonally worse fourth quarter twice Highlights Delinquency Trends 7.7% 7.9% 8.5% 5.9% 7.8% 3.5% 4.0% 4.5% 3.1% 3.8% Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 31-60 Day Delinquency 61+ Day Delinquency Provision Expense and Net Charge-offs 1 See slide 22 for the effects of seasonality

15 CAPITAL End of Period June 30, 2014 March 31, 2014 December 31, 2013 Tier 1 Leverage 9.0% 8.8%1 8.7%1 Tier 1 Risk-Based 8.8% 8.4%1 8.4%1 Total Risk-Based 10.2% 9.8%1 9.8%1 TCE/TA Ratio2 10.0% 9.7% 9.7% SCUSA continues to produce positive trends in capital, driven by strong profitability Capital Ratios Regulatory Calculations » “Tier 1 leverage ratio” is the ratio of Tier 1 capital3 to average total assets » “Tier 1 risk-based ratio” is the ratio of Tier 1 capital3 to risk-weighted assets4 » “Total risk-based ratio” is the ratio of total capital (Tier 13 plus Tier 25) to risk-weighted assets4 Internal SCUSA Measure » “TCE/TA ratio” is the ratio of tangible common equity to tangible assets 1 Previous quarters’ capital ratios have been revised from what was previously reported due to the determination that the Chrysler upfront fee should be characterized as an intangible for purposes of these calculations. The upfront fee balance is $132.5 million as of June 30, 2014 2 Non-GAAP measure reconciled on slide 31 3 Equity capital less Accumulated Gains (Losses) on Cash Flow Hedges less Goodwill & Intangibles less Deferred Tax Assets 4 Risk-weighted Assets: Balance sheet assets and credit equivalent amounts of derivatives and off-balance sheet items which are allocated to various risk-weighting categories based on the FRB risk-based capital guidelines 5 Tier 1 Capital plus Tier 2 includible Allowance for Loan Losses (the minimum of the current ALLL or 1.25% of risk weighted assets)

16

FUNDING AND LIQUIDITY

Abundant liquidity in current market

Funding Sources

($ in billions)


Committed Amount
Utilized Balance
Committed Amount
Utilized Balance
$31.4
11.2
4.5
10.9
4.8
$25.3
11.2
4.5
5.2
4.4
$34.0
12.1
6.2
10.9
4.8
$26.1
12.1
6.2
4.5
3.3
March 31, 2014
June 30, 2014
Santander and Related Subsidiaries
Third-Party Revolving
Privately Issued Amortizing Notes
Public Securitizations

Highlights

- Thirteen external lenders in committed third party revolving facilities as of quarter-end
- SCUSA has been the largest issuer of retail auto ABS in 2011, 2012, 2013, and year-to-date in 2014, issuing a total of over $30 billion in retail auto ABS from year end 2010 through the second quarter of 2014
- During the quarter, SCUSA continued to show strong access to liquidity with the execution of two public securitizations totaling $2.6 billion, over $2 billion of additional liquidity from private term amortizing facilities, and a series of six subordinate bond transactions totaling $409 million to fund residual interests from existing securitizations
- Additionally, SCUSA has flow agreements in place related to the sale of Chrysler Capital retail, lease, and dealer lending
  - In the second quarter SCUSA executed $1.8 billion in loan and lease sales to RBS Citizens, Bank of America, and SBNA, with gain on sale totaling approximately $22 million

Santander CONSUMER USA

AGENDA Highlights 17 Appendix: Business Fundamentals Supplement Strategy and Business Appendix: Financials and Supplemental Information Results

ORIGINATIONS AND UNDERWRITING FRAMEWORK

18



DIRECT AUTO
RoadLoans.com
cars.com
AutoTrader
ebay Motors
KBB.COM
CARMAX
INDIRECT AUTO AND OEM RELATIONSHIPS
17,000+ Dealers
Santander
CHRYSLER
PENSKE
Fifth Third Bank
DODGE
FIAT
RAM
enterprise
NISSAN
Jeep
SRT
UNSECURED CONSUMER LENDING (Installment)
LendingClub
UNSECURED CONSUMER LENDING (Revolving)
VIA RETAILERS
bluestem
APPLICATION VOLUME ~890,000/MONTH
1. Application received
2. Pre-bureau check and dedupe
3. Bureau and alternative data sources
4. Compliance and custom scoring
5. Unique credit and pricing policy
DECLINED
BACKSOLVED² APPROVED
ROA HURDLE BY LOAN
OFFER
STRATEGIC DECISION TO RETAIN LOAN ON BALANCE SHEET OR SELL LOAN TO MAXIMIZE RISK-ADJUSTED RETURNS
~7% Nonprime Capture Rate¹ / ~18% Prime Capture Rate¹

Fast – 95% of first call decisions completed in less than 10 seconds

- Proprietary scorecards
- Return hurdles:
  - Scoring
  - Profit
  - Income
  - Credit
  - Affordability
- Pricing

SCUSA's fundamentals lead to continued underwriting discipline as the funnel expands with additional relationships and application sources

[1] Loans closed as a percent of total applications received
[2] Indicates an approval attained by revising a contract structure to fit SCUSA's credit policy

Santander CONSUMER USA

19

TECHNOLOGY DRIVEN BUSINESS MODEL

CUSTOMER EXPERIENCE

- Robust self-service tools ensure fluid customer experience
- Model driven account management strategies ensure consistent treatment

ORIGINATIONS & UNDERWRITING

- Decision Engine handles more than 90,000 credit decisions from 200+ business partners per day
- 95% of first call decisions completed in less than 10 seconds utilizing more than 2,000 variables
- Online self-service credit decision tool enables dealers to adjust deal structure and generate a new price with no buyer intervention

MODELS ⟷ DATA

DECISION SCIENCE

- Consistent data translates into strong analysis
- Proprietary modeling and scorecard generation
- Nearly 20 years of customer behavior data

MODELS ⟷ DATA

SERVICING OPERATIONS

- Proprietary loan servicing platform (MySupervisor) integrates a suite of account management tools in one application
- Account management strategies based on custom scores and predictive modeling
- Real-time speech analytics software minimizes escalations and maximizes compliance
- Highly automated and integrated recovery and liquidation tools maximize returns

COMPLIANCE FOCUSED

- Systemically generated reporting ensures regulatory compliance
- Customer / Dealer Advocacy, Quality Control and Quality Assurance serve as 1st line of defense

Leveraging automated decision making, SCUSA's originations and servicing platform leads the industry in efficiency, reducing compliance risk and providing a superior customer experience

Santander
CONSUMER USA

AUTO LOAN ECONOMICS 20 Retained = Held for Investment → Provision Expense Sold = Held for Sale → No Provision Expense STRATEGY » SCUSA will generate revenue through both net interest income and a capital-light stream of servicing fee income as it continues to originate and sell loans to third parties » A key competitive edge of the SCUSA machine is optionality; the ability to choose and/or retain assets , should management decide at any time its strategic best interest is to retaining more assets, is as simple as flipping a switch » Attractive servicing platform for third parties ECONOMICS Retained » Because SCUSA holds approximately 17 months of reserves, when it originates a new loan and retains it on balance sheet, it provisions for 17 months of losses up front on the income statement. As the loan at most earns 3 months of net interest income in a quarter, it is dilutive to current earnings to grow the balance sheet, although accretive over time Sold and Serviced » We expect loans sold to third parties and serviced by SCUSA to make approximately 50bps annually, mostly driven by servicing income » Loans classified as held for sale and sold to third parties do not require provision expense on the income statement » When SCUSA originates a new loan and sells it to a third party, it recognizes a gain on sale in the current quarter and fee income from servicing that loan over time with no loss provision (as it is not retained on the balance sheet) which is accretive to near-term earnings

LOAN LOSS ALLOWANCE

21

	EOP Gross Unpaid Principal Balance	Loan Loss Reserves	Coverage	
Total as of March 31, 2014	25,720,396	2,854,947	11.0%	
Individually acquired retail installment contracts				
Balance as of March 31, 2014	22,826,639	2,444,552	10.7%	
New originations in Q2, net of sales	3,142,527	236,744	7.5%	A
Runoff	(2,293,277)	(121,148)	5.3%	
Other		108,439		B
Balance as of June 30, 2014	23,675,889	2,668,587	11.3%	
Other asset categories:				
Purchased receivables portfolios	1,272,807	197,844	15.5%	
Receivables from dealers	85,885	923	1.1%	
Unsecured consumer loans	1,448,709	212,954	14.7%	
Total as of June 30, 2014	26,483,290	3,080,308	11.6%	

SCUSA's Provision Methodology includes:

- *Projected gross losses on the existing portfolio* – Losses on our amortizing loans (all auto loans and some of our unsecured loans) are projected using a model that projects losses for each monthly vintage of production based on a unit loss timing[1] curve and the vintage's amortization curve. Losses on our unsecured revolving loans are projected using a behavioral model
- *Projected recovery rate* – SCUSA projects a recovery rate on auto loans using actual historical data and expectations about future market behavior from outside sources. The modeled recovery rate included in the provision methodology is below actual recovery rates and therefore the loan loss allowance already anticipates a normalization in used car pricing. Unsecured loans are assumed to have no recoveries
- *Months coverage* – For auto loans, SCUSA currently reserves for approximately 17 months of projected forward losses
  - The initial coverage on new loans is lower than the overall portfolio as the loans have not yet seasoned and developed delinquency (see **A** above)
  - Using this methodology, loss reserves are higher at the end of the second quarter than at the end of the first quarter due to seasonality (part of **B** above), as explained further on the following slide

  For unsecured loans, SCUSA currently reserves twelve months, in line with industry

[1] Unit Loss Timing: SCUSA's loss forecasting model uses historical information to project the percentage of units (as opposed to dollars) that will charge off in each monthly increment after origination.

Santander CONSUMER USA

SEASONALITY EFFECTS 22 70% 75% 80% 85% 90% 95% 100% 105% 110% 115% 120% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Gross Cumulative Seasonal Loss Curve Key Points » Assuming the same months coverage quarter over quarter, provisions are negatively impacted by seasonality » Losses are generally lowest in the second quarter as consumers continue to receive their tax refunds and highest during the fourth quarter due to consumer holiday spending » Months coverage of approximately 17 months spans over the seasonally worse fourth quarter twice » This extra 4th quarter that is being picked up replaces a seasonally lower 2nd quarter (simple average, not weighted by fico band) Average Seasonal rate of the 3 months dropped: 84% Average Seasonal rate of the 3 months added: 112% Even with stable performance, seasonality effects quarterly performance. At the end of Q2, 17 months of coverage includes an additional Sep-Nov (higher losses) and drops Apr-Jun (lower losses). Baseline

AUTO RESERVES 23 SC PEERS 1Q142 $MM 2Q14 1Q14 PEER Median Gross Finance Receivables and Loans $23,676 $22,827 $2,132 Allowance for Loan Losses (ALL) $2,669 $2,445 $320 ALL/Gross Loans 11.3% 10.7% 3.6% Net Charge-Off Rate 5.2% 6.2% 4.7%1 Trailing 12 Months of Net Losses $1,404 $1,273 $269 Loan Loss Allowance/T12 Net Losses 1.90x 1.92x 1.09x 1 2013 Peer median net charge-off rate 2 Above peer set includes ALLY, COF, CPSS, CRMT, DriveTime, GM Financial, NICK ***All data sourced from public disclosures or company filings SCUSA holds more loan loss reserves than peers Reserve Level Comparisons

AGENDA Highlights 24 Appendix: Business Fundamentals Supplement Strategy and Business Appendix: Financials and Supplemental Information Results

COMPANY ORGANIZATION 25 Banco Santander, S.A. Spain dba Chrysler Capital Other Subsidiaries Warburg Pincus Centerbridge KKR Other Subsidiaries Santander Holdings USA, Inc. (f/k/a Sovereign Bancorp Inc.) Santander Bank N.A. (f/k/a Sovereign Bank) Sponsor Auto Finance Holdings Series LP DDFS LLC (Tom Dundon) Santander Consumer USA Holdings Inc. (“SCUSA”) Public Shareholders Other Management 100% Ownership 60.5% Ownership **Ownership percentages are approximates as of June 30, 2014 1 Beneficial Ownership includes options currently exercisable or exercisable within 60 days of July 31, 2014 4.1% Ownership 25.3% Ownership 10.0% Ownership (13.3% Beneficial Ownership) 1 0.1% Ownership (0.5% Beneficial Ownership) 1

26 ECONOMIC INDICATORS Consumer Sentiment Index1 Motor Vehicle Sales1 » Motor vehicle sales continued to increase through the quarter 1 Source: Bloomberg June 30, 2014 » Consumer sentiment is moving steadily to new recovery highs 82.50 40 50 60 70 80 90 100 High: 90.40 Low: 55.30 Average: 72.42 16.92 5 7 9 11 13 15 17 19 21 Source: Bloomberg 6/30/2014 High: 16.70 Low: 9.04 Average: 13.42 (units in millions)

27 CONSUMER FINANCE ENVIRONMENT 1 Manheim, Inc.; Indexed to a basis of 100 at 1995 levels 2 On a mix-, mileage-, and seasonally-adjusted basis 3 Standard & Poor’s Ratings Services (ABS Auto Trust Data) Manheim Index1 » Although wholesale used vehicle prices2 fell in June, the second quarter was still 1% higher than the first quarter » Year-over-year, the June Manheim Index was up 3.6% » Industry is seeing stable trends in delinquency and loss rates 0 2 4 6 8 10 12 14 0 0.5 1 1.5 2 2.5 Prime % (Left Scale) Nonprime % (Right Scale) 60+ Day Delinquency Rates3 Net Loss Rates3 0 1 2 3 4 5 6 0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 Prime % (Left Scale) Nonprime % (Right Scale) 124.00 110 115 120 125 130 135 Source: Manheim Index 07/2014 Low: 118.80 High: 127.80

28 CREDIT PROFILES 46.4% 29.1% 12.8% 3.1% 25.4% 31.6% 27.3% 15.7% 25.3% 30.7% 26.7% 17.3% 26.8% 31.8% 26.3% 15.1% 27.0% 32.2% 26.1% 14.6% 26.7% 32.3% 26.5% 14.5% 0% 10% 20% 30% 40% 50% <540 540-599 600-659 >660 Q4 2008 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Retail Installment Contracts1 FICO Bands Unsecured Consumer Loans 13.6% 27.1% 44.2% 15.1% 2.8% 27.3% 43.1% 26.8% 6.3% 24.2% 39.4% 30.1% 3.5% 27.6% 43.9% 25.0% 10.0% 21.3% 40.9% 27.8% 0% 10% 20% 30% 40% 50% <540 540-599 600-659 >660 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 FICO Bands 1 Held for investment; excludes prime assets held for sale ($89 million retail installment contracts held for sale as of June 30, 2014) SCUSA business has migrated up market since 2008 and continues to stabilize

CONSOLIDATED BALANCE SHEET 29 (Dollars in thousands, except per share amounts) June 30, 2014 March 31, 2014 June 30, 2013 (Unaudited) (Unaudited) (Unaudited) Assets Cash and cash equivalents $ 45,913 $ 112,835 $ 1,118 Receivables held for sale 123,791 171,466 92,181 Retail installment contracts held for investment, net 21,444,601 21,087,173 18,671,226 Unsecured consumer loans, net 1,233,637 1,000,545 314,740 Restricted cash 2,007,946 1,830,392 1,483,616 Receivables from dealers held for investment 85,194 108,200 246,917 Accrued interest receivable 344,658 312,040 271,099 Investments available for sale - - 57,556 Leased vehicles, net 3,567,546 2,956,910 432,830 Furniture and equipment, net of accumulated depreciation 30,405 30,315 18,826 Federal, state and other income taxes receivable 7,487 304,032 69,268 Deferred tax asset 220,338 232,185 612,655 Goodwill 74,056 74,056 74,056 Intangible assets 53,637 54,391 53,934 Other assets 493,187 521,693 378,408 Total assets $ 29,732,396 $ 28,796,233 $ 22,778,430 Liabilities and Equity Liabilities: Notes payable — credit facilities $ 7,762,950 $ 9,573,726 $ 6,538,425 Notes payable — secured structured financings 18,391,660 15,783,587 13,369,489 Accrued interest payable 24,452 26,784 18,055 Accounts payable and accrued expenses 281,250 390,845 306,733 Federal, state and other income taxes payable 81,145 15,502 - Other liabilities 88,681 97,771 75,665 Total liabilities 26,630,138 25,888,215 20,308,367 Equity: Common stock, no par value 3,489 3,488 1,264,789 Additional paid-in capital 1,550,513 1,547,075 123,108 Accumulated other comprehensive loss (4,129) (765) (6,952) Retained earnings 1,552,385 1,358,220 1,051,583 Total stockholders' equity 3,102,258 2,908,018 2,432,528 Noncontrolling interests - - 37,535 Total equity 3,102,258 2,908,018 2,470,063 Total liabilities and equity $ 29,732,396 $ 28,796,233 $ 22,778,430

CONSOLIDATED INCOME STATEMENT 30 (Unaudited) (Dollars in thousands, except per share amounts) For the Three Months Ended June 30, 2014 March 31, 2014 June 30, 2013 Interest on finance receivables and loans $ 1,163,448 $ 1,140,329 $ 900,375 Leased vehicle income 218,938 147,123 10,030 Other finance and interest income 874 250 2,156 Total finance and other interest income 1,383,260 1,287,702 912,561 Interest expense 128,314 124,446 87,476 Leased vehicle expense 179,135 120,069 7,028 Net interest income 1,075,811 1,043,187 818,057 Provision for loan losses 589,136 698,594 408,411 Net interest income after provision for loan losses 486,675 344,593 409,646 Profit sharing 24,056 32,161 7,564 Net interest income after provision for loan losses and profit sharing 462,619 312,432 402,082 Gain on sale of receivables 21,602 35,814 1,272 Servicing fee income 22,099 10,405 6,355 Fees, commissions, and other 95,030 89,304 46,782 Total other income 138,731 135,523 54,409 Salary and benefits expense 93,689 201,915 75,332 Repossession expense 45,648 48,431 30,982 Other operating costs 71,889 68,102 64,984 Total operating expenses 211,226 318,448 171,298 Income before income taxes 390,124 129,507 285,193 Income tax expense 143,643 48,041 104,129 Net income 246,481 81,466 181,064 Noncontrolling interests - - 854 Net income attributable to Santander Consumer USA Holdings Inc. shareholders $ 246,481 $ 81,466 $ 181,918 Net income per common share (basic) $ 0.71 $ 0.23 $ 0.53 Net income per common share (diluted) $ 0.69 $ 0.23 $ 0.53 Weighted average common shares (basic) 348,826,897 348,101,891 346,171,491 Weighted average common shares (diluted) 356,381,921 356,325,036 346,171,491

RECONCILIATION OF NON-GAAP MEASURES 31 » Core performance (Dollars in thousands, except per share data) For the Six Months Ended June 30, 2014 For the Three Months Ended March 31, 2014 Net income $ 327,947 $ 81,466 Add back: Stock compensation recognized upon IPO, net of tax 74,428 74,428 Other IPO-related expenses, net of tax 1,409 1,409 Core net income $ 403,784 $ 157,303 Weighted average common shares (diluted) 356,008,288 356,325,036 Net income per common share (diluted) $ 0.92 $ 0.23 Core net income per common share (diluted) $ 1.13 $ 0.44 Average total assets $ 28,525,476 $ 27,812,499 Return on average assets 2.3% 1.2% Core return on average assets 2.8% 2.3% Average total equity $ 2,897,741 $ 2,809,838 Return on average equity 22.6% 11.6% Core return on average equity 27.9% 22.4% Operating expenses $ 529,674 $ 318,448 Deduct: Stock compensation recognized upon IPO (117,654) (117,654) Other IPO-related expenses (2,175) (2,175) Core operating expenses $ 409,845 $ 198,619 Sum of net interest income and other income $2,393,252 $1,178,710 Efficiency ratio 22.1% 27.0% Core efficiency ratio 17.1% 16.9% June 30, 2014 March 31, 2014 December 31, 2013 June 30, 2013 Total equity $ 3,102,258 $ 2,908,018 $ 2,686,832 $ 2,470,063 Deduct: Goodwill and intangibles (127,693) (128,447) (128,720) (127,990) Tangible common equity $ 2,974,565 $ 2,779,571 $ 2,558,112 $ 2,342,073 Total assets $ 29,732,396 $ 28,796,233 $ 26,401,896 $ 22,778,430 Deduct: Goodwill and intangibles (127,693) (128,447) (128,720) (127,990) Tangible assets $ 29,604,703 $ 28,667,786 $ 26,273,176 $ 22,650,440 Equity to assets ratio 10.4% 10.1% 10.2% 10.8% Tangible common equity to tangible assets 10.0% 9.7% 9.7% 10.3%

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